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                                                                    EXHIBIT 23.3

                 [LETTERHEAD OF ROGOFF, DIAMOND & WALKER LLP]



                         INDEPENDENT AUDITORS' CONSENT
                         -----------------------------


The Board of Directors
The First National Bankshares, Inc. and Subsidiaries:

We consent to the use of our report dated March 26, 1997 included herein and to the reference to our firm under the heading "EXPERTS" in the proxy statement-prospectus.

                                            /s/ Rogoff, Diamond & Walker LLP


Albuquerque, New Mexico
April 18, 1997